Exhibit 32.1

                        CERTIFICATION OF PERIODIC REPORT

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Veridium Corporation, certifies that:

1. The Annual Report on Form 10-KSB of Veridium Corporation for the year ended December 31, 2004 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Veridium Corporation.




VERIDIUM CORPORATION

             /S/  JAMES GREEN
            ----------------------------------
By:               JAMES GREEN
                  President and Chief Executive Officer and Director

Date:      March 31, 2005


            /S/   MICHAEL DESROSIERS
            ---------------------------
By:               MICHAEL DESROSIERS
                  Acting Chief Financial Officer

Date:      March 31, 2005


This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.